The First Iberian Fund, Inc.
                                345 Park Avenue
                            New York, NY 10154-0010

May 19, 1997

Mr. John Grzeskiewicz
Division of Investment Management
Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549

Re:      The First Iberian Fund, Inc. (the "Fund")

Dear Mr. Grzeskiewicz:

In accordance with paragraph (a) of Rule 14a-6 under the Securities and Exhange Act of 1934, enclosed for electronic filing herewith, please find a preliminary copy of the Notice of Annual Meeting, Proxy Statement and Proxy Card in connection with the meeting of stockholders scheduled for July 23, 1997. Stockholders of the Fund will be asked to elect two Directors, consider the ratification of the selection of Price Waterhouse LLP as the Fund's independent accountants, and consider the approval of an amendment to the Articles of Incorporation of the Fund changing the name of the Fund to Scudder Spain and Portugal Fund, Inc.

The proxy materials are scheduled to be mailed to stockholders on or about
June 11, 1997. Please contact me at (617) 295-2567 if you have any questions or concerns.

Sincerely,

/s/Thomas F. McDonough
Thomas F. McDonough
Secretary

TFM/mmp

                                                                Preliminary Copy


                                                345 Park Avenue (at 51st Street)
                                                        New York, New York 10154
                                                                  (800) 349-4281
The First Iberian Fund, Inc.





                                                                   June 11, 1997




To the Stockholders:


     The Annual Meeting of Stockholders of The First Iberian Fund, Inc. (the "Fund") is to be held at 11:30 a.m., Eastern time, on Wednesday, July 23, 1997, at the offices of Scudder, Stevens & Clark, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154. Stockholders who are unable to attend this meeting are strongly encouraged to vote by proxy, which is customary in corporate meetings of this kind. A Proxy Statement regarding the meeting, a proxy card for your vote at the meeting and an envelope--postage prepaid--in which to return your proxy are enclosed.

     At the Annual Meeting the stockholders will elect two Directors, consider the ratification of the selection of Price Waterhouse LLP as the Fund's independent accountants and consider the approval of an amendment to the Articles of Incorporation of the Fund changing the name of the Fund to Scudder Spain and Portugal Fund, Inc. In addition, the stockholders present will hear a report on the Fund. There will be an opportunity to discuss matters of interest to you as a stockholder.


     Your Fund's Directors recommend that you vote in favor of each of the foregoing matters.

Respectfully,


/s/Nicholas Bratt                                 /s/Daniel Pierce

Nicholas Bratt                                    Daniel Pierce
President                                         Chairman of the Board


STOCKHOLDERS ARE URGED TO SIGN THE PROXY CARD AND MAIL IT IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE SO AS TO ENSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES.

                          THE FIRST IBERIAN FUND, INC.
                    Notice of Annual Meeting of Stockholders


To the Stockholders of
The First Iberian Fund, Inc.:


Please take notice that the Annual Meeting of Stockholders of The First Iberian Fund, Inc. (the "Fund") has been called to be held at the offices of Scudder, Stevens & Clark, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on Wednesday, July 23, 1997, at 11:30 a.m., Eastern time, for the following purposes:

              (1) To elect two Directors of the Fund to hold office for a term of three years or until their respective successors shall have been duly elected and qualified.

              (2) To ratify or reject the action of the Board of Directors in selecting Price Waterhouse LLP as the Fund's independent accountants for the fiscal year ending September 30, 1997.

              (3) To approve or disapprove an amendment to the Articles of Incorporation of the Fund changing the name of the Fund from The First Iberian Fund, Inc. to Scudder Spain and Portugal Fund, Inc.


The appointed proxies will vote on any other business as may properly come before the meeting or any adjournments thereof.


Holders of record of the shares of common stock of the Fund at the close of business on June 4, 1997 are entitled to vote at the meeting and any adjournments thereof.


                                             By order of the Board of Directors,
                                             Thomas F. McDonough, Secretary


June 11, 1997



IMPORTANT--We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope which requires no postage and is intended for your convenience. Your prompt return of the enclosed proxy card may save the Fund the necessity and expense of further solicitations to ensure a quorum at the Annual Meeting. If you can attend the meeting and wish to vote your shares in person at that time, you will be able to do so.

                                 PROXY STATEMENT

                                     GENERAL


     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The First Iberian Fund, Inc. (the "Fund") for use at the Annual Meeting of Stockholders, to be held at the offices of Scudder, Stevens & Clark, Inc. ("Scudder"), 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on Wednesday, July 23, 1997, at 11:30 a.m., Eastern time, and at any adjournments thereof (collectively, the "Meeting").

     This Proxy Statement, the Notice of Annual Meeting and the proxy card are first being mailed to stockholders on or about June 11, 1997, or as soon as practicable thereafter. Any stockholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Fund, 345 Park Avenue, New York, New York 10154) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, for each proposal referred to in the Proxy Statement.


     The presence at any stockholders' meeting, in person or by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, stockholders are urged to forward their voting instructions promptly.


     Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, the vote for proposals (1) and (2) which require the approval of a majority of shares voting at the Meeting. Abstentions and broker non-votes will have the effect of a "no" vote for proposal (3) which requires the approval of a specified percentage of the outstanding shares of the Fund.

     Holders of record of the common stock of the Fund at the close of business on June 4, 1997 (the "Record Date"), will be entitled to one vote per share on all business of the Meeting and any adjournments. There were _________ shares of common stock outstanding on the Record Date.

     The Fund provides periodic reports to all stockholders which highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the annual report for the fiscal year ended September 30, 1996, without charge, by calling 800-349-4281 or writing the Fund at 345 Park Avenue, New York, New York 10154.


                            (1) ELECTION OF DIRECTORS


     Persons named on the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies for the election of the two nominees listed below as Directors of the Fund (Class II) to serve for a term of three years, or until their successors are duly elected and qualified. All nominees have consented to stand for election and to serve if elected. If any such nominee should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors to replace any such nominee.

Information Concerning Nominees


     The following table sets forth certain information concerning each of the two nominees for Director of the Fund. Each of the nominees is now a Director of the Fund. Unless otherwise noted, each of the nominees has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity.

Class II - Nominees to serve until 2000 Annual Meeting of Stockholders:


                           Present Office with the Fund, if                         Shares
                             any; Principal Occupation or       Year First       Beneficially           Percent
                             Employment and Directorships        Became a           Owned on              of
         Name (Age)           in Publicly Held Companies         Director       March 31, 1997(1)        Class
         ----------           --------------------------         --------       -----------------        -----

Paul J. Elmlinger (38)*+   Vice   President  and  Assistant        1996                --                  --
                           Secretary;  Managing Director of
                           Scudder,  Stevens & Clark,  Inc.
                           Mr.   Elmlinger  serves  on  the
                           board  of  one  additional  fund
                           managed by Scudder.


Dr. Wilson Nolen (70)      Consultant;   Trustee,  Cultural        1992                ____ (2)         less than
                           Institutions   Retirement  Fund,                                              1/4 of 1%
                           Inc., New York Botanical Garden,
                           Skowhegan School of Painting and
                           Sculpture;  Director, Ecohealth,
                           Inc.   (biotechnology   company)
                           (until   1996);   and  Director,
                           Chattem, Inc. (drug and chemical
                           company) (until 1993). Dr. Nolen
                           serves  on  the   boards  of  an
                           additional  18 funds  managed by
                           Scudder.

Information Concerning Continuing Directors


     The Board of Directors is divided into three classes, each Director serving for a term of three years. The terms of Class I and III Directors do not expire this year. The following table sets forth certain information regarding the Directors in such classes. Unless otherwise noted, each Director has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity.


Class III - Directors serving until 1998 Annual Meeting of Stockholders:


                           Present Office with the Fund, if                         Shares
                             any; Principal Occupation or       Year First       Beneficially           Percent
                             Employment and Directorships        Became a           Owned on              of
         Name (Age)           in Publicly Held Companies         Director       March 31, 1997(1)        Class
         ----------           --------------------------         --------       -----------------        -----

Daniel Pierce (63)*+       Chairman   of  the   Board   and        1992               _____             less than
                           Managing  Director  of  Scudder,                                             1/4 of 1%
                           Stevens & Clark, Inc.; Director,
                           Fiduciary  Trust  Company  (bank
                           and trust company) and Fiduciary
                           Company  Incorporated  (bank and
                           trust   company).   Mr.   Pierce
                           serves  on  the   boards  of  an
                           additional  56 funds  managed by
                           Scudder.

Richard M. Hunt (70)       University  Marshal  and  Senior        1994                _____            less than
                           Lecturer,   Harvard  University;                                             1/4 of 1%
                           Vice Chairman,  American Council
                           on Germany; Director, Council on
                           the  United  States  and  Italy;
                           Life  Trustee,   American  Field
                           Service;  and Partner,  Elmhurst
                           Investment     Trust     (family
                           investment   firm).   Mr.   Hunt
                           serves  on  the   boards  of  an
                           additional five funds managed by
                           Scudder.


Class I - Directors serving until 1999 Annual Meeting of Stockholders:


                           Present Office with the Fund, if                         Shares
                             any; Principal Occupation or       Year First       Beneficially           Percent
                             Employment and Directorships        Became a           Owned on              of
         Name (Age)           in Publicly Held Companies         Director       March 31, 1997(1)        Class
         ----------           --------------------------         --------       -----------------        -----

Nicholas Bratt (49)*       President;  Managing Director of        1992              --                less than
                           Scudder,  Stevens & Clark,  Inc.                                             1/4 of 1%
                           Mr.  Bratt  serves on the boards
                           of  an   additional   14   funds
                           managed by Scudder.

Rogerio C.S. Martins (68)  Chairman     of    the    Board,        1987              --                    --
                           Atlas-Copco   de  Portugal  (air
                           compressor equipment); Director,
                           Credit    Lyonnais     Portugal;
                           Adviser   to   the    Portuguese
                           Minister of Economy. Until 1996,
                           Columnist,  Publico (newspaper);
                           Professor, Institute Superior de
                           Estudos  Financeiros  e Fiscais;
                           Director,      Ramalho      Rosa
                           (construction)    and    Lusotur
                           Sociedade  Financeira de Turismo
                           (tourism).

Jose Pedro Perez           Attorney,  Garcia  Anoveros  and             1992          --                   --
   Llorca (56)             Perez     Llorca;     President,
                           Atlantic             Association
                           (international         relations
                           organization);   and   Director,
                           Foster  Wheeler  Spain  and  NCR
                           Spain;   and   Consultant,    3M
                           Espana.

All Directors and Officers as a group                                                _____ (3)           ____%


---------------------------
* Persons considered by the Fund and its counsel to be "interested persons" (which as used in this proxy statement is as defined in the Investment Company Act of 1940) of the Fund or of the Fund's investment manager, Scudder, Stevens & Clark, Inc. Messrs. Bratt, Elmlinger and Pierce are deemed to be interested persons because of their affiliation with the Fund's investment manager, Scudder, Stevens & Clark, Inc., or because they are Officers of the Fund or both.

+ Messrs. Elmlinger and Pierce are members of the Executive Committee of the Fund.
(1) The information as to beneficial ownership is based on statements furnished to the Fund by the Directors. Unless otherwise noted, beneficial ownership is based on sole voting and investment power.
(2) Dr. Nolen may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.
(3 The total for the group includes _____ shares held with sole investment and voting power and _____ shares held with shared investment and voting power.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the Investment Company Act of 1940, as amended, (the "1940 Act"), as applied to a fund, requires the fund's officers and directors, investment manager, affiliates of the investment manager, and persons who beneficially own more than ten percent of a registered class of the fund's outstanding securities ("Reporting Persons"), to file reports of ownership of the fund's securities and changes in such ownership with the Securities and Exchange Commission (the
"SEC") and the American Stock Exchange. Such persons are required by SEC regulations to furnish the fund with copies of all such filings.

     Based solely upon its review of the copies of such forms received by it and written representations from certain Reporting Persons that no year-end reports were required for those persons, the Fund believes that during the fiscal year ended September 30, 1996, its Reporting Persons complied with all applicable filing requirements except that Form 4 on behalf of Daniel Pierce and Forms 3 on behalf of the following subsidiaries of Scudder, Stevens & Clark, Inc. were filed late: Scudder Fund Accounting Corporation; Scudder Realty Holdings
Corporation; Scudder, Stevens & Clark Asia Limited; Scudder Canada Investor Services L.T.D.; Scudder Defined Contribution Services, Inc.; Scudder Capital Stock Corporation; SIS Investment Corporation; SRV Investment Corporation; Scudder Cayman Ltd.; Scudder, Stevens & Clark Australia Limited; and Scudder Realty Holdings (II) L.L.C.

     To the best of the Fund's knowledge, as of April 30, 1997 no person owned beneficially more than 5% of the Fund's outstanding stock.


Committees of the Board--Board Meetings


     The Board of Directors of the Fund met four times during the fiscal year ended September 30, 1996. Each Director attended at least 75% of the total number of meetings of the Board of Directors and of all committees of the Board on which they served as regular members, except Mr. Llorca who attended 68% of the meetings of the Board of Directors and related committees on which he serves.

     The Board of Directors, in addition to an Executive Committee, has an Audit Committee, a Valuation Committee and a Committee on Independent Directors. The Executive and Valuation Committees consist of regular members, allowing alternates.


Audit Committee


     The Board has an Audit Committee, consisting of those Directors who are not interested persons of the Fund or of Scudder ("Noninterested Directors") as defined in the 1940 Act, which met on January 29, 1997. The Audit Committee reviews with management and the independent accountants for the Fund, among other things, the scope of the audit and the controls of the Fund and its agents, reviews and approves in advance the type of services to be rendered by independent accountants, recommends the selection of independent accountants for the Fund to the Board and in general considers and reports to the Board on matters regarding the Fund's accounting and bookkeeping practices.

Committee on Independent Directors

     The Board has a Committee on Independent Directors consisting of the Noninterested Directors. The Committee is charged with the duty of making all nominations for Noninterested Directors and consideration of other related matters. Stockholders' recommendations as to nominees received by management are referred to the Committee for its consideration and action. The Committee met on January 29, 1997 to consider and nominate the nominees set forth above.


Executive Officers

     In addition to Messrs. Bratt, Elmlinger and Pierce, Directors who are also Officers of the Fund, the following persons are Executive Officers of the Fund:


                                            Present Office with the Fund;              Year First Became
           Name (Age)                   Principal Occupation or Employment (1)           an Officer (2)
           ----------                   --------------------------------------           --------------

 Carol L. Franklin (44)           Vice President; Managing Director of                        1992
                                  Scudder, Stevens & Clark, Inc.

 Joan R. Gregory (51)             Vice President; Vice President of                           1993
                                  Scudder, Stevens & Clark, Inc.

 Jerard K. Hartman (64)           Vice President; Managing Director of                        1992
                                  Scudder, Stevens & Clark, Inc.

 Thomas F. McDonough (50)         Vice President and Secretary; Principal of                  1992
                                  Scudder, Stevens & Clark, Inc.

 Pamela A. McGrath (43)           Vice President and Treasurer; Managing Director of          1992
                                  Scudder, Stevens & Clark, Inc.

 Edward J. O'Connell (52)         Vice President and Assistant Treasurer; Principal of        1992
                                  Scudder, Stevens & Clark, Inc.

 Kathryn L. Quirk (44)            Vice President and Assistant Secretary; Managing            1992
                                  Director of Scudder, Stevens & Clark, Inc.

 (1) Unless otherwise stated, all the Executive Officers have been associated with Scudder for more than five years, although not necessarily in the same capacity.
 (2) The President, Treasurer and Secretary each hold office until his or her successor has been duly elected and qualified, and all other officers hold office in accordance with the By-Laws of the Fund.

Transactions with and Remuneration of Directors and Officers


     The aggregate direct remuneration by the Fund of Directors not affiliated with Scudder was $93,033, including expenses, during the fiscal year ended September 30, 1996. Each such unaffiliated Director currently receives fees paid by the Fund of $750 per Directors' meeting attended and an annual Director's fee of $6,000. Each Director also receives $250 per committee meeting attended (other than the Audit Committee meetings and meetings held for the purposes of considering arrangements between the Fund and the Investment Manager or an affiliate of the Investment Manager, for which such Director receives a fee of $750). Scudder supervises the Fund's investments, pays the compensation and certain expenses of its personnel who serve as Directors and Officers of the Fund and receives a management fee for its services. Several of the Fund's Officers and Directors are also officers, directors, employees or stockholders of Scudder and participate in the fees paid to that firm (see "Investment Manager," page 8), although the Fund makes no direct payments to them other than for reimbursement of travel expenses in connection with the attendance of Directors' and committee meetings.

The following Compensation Table, provides in tabular form, the following data:
Column (1) All Directors who receive compensation from the Fund.
Column (2) Aggregate compensation received by a Director from the Fund.
Columns (3) and (4) Pension or retirement benefits accrued or proposed to be paid by the Fund. The Fund does not pay its Directors such benefits.
Column (5) Total compensation received by a Director from the Fund, plus compensation received from all funds managed by Scudder for which a Director serves. The total number of funds from which a Director receives such compensation is also provided in column (5). Generally, compensation received by a Director for serving on the Board of a closed-end fund is greater than the compensation received by a Director for serving on the Board of an open-end fund.


                                   Compensation Table
                          for the year ended December 31, 1996


-------------------------------------------------------------------------------------------------------------
              (1)                     (2)                (3)                 (4)                (5)
                                                      Pension or         Estimated       Total Compensation
                                  Aggregate     Retirement Benefits   Annual Benefits     From the Fund and
        Name of Person,          Compensation    Accrued As Part of        Upon             Fund Complex
           Position              from the Fund      Fund Expenses        Retirement        Paid to Director
-------------------------------------------------------------------------------------------------------------

Richard M. Hunt,                   $12,500               N/A                 N/A              $24,750
Director                                                                                     (2 funds*)

Jose Pedro Perez Llorca,           $10,075               N/A                 N/A              $10,075
Director                                                                                      (1 fund)

Rogerio C.S. Martins,              $10,775               N/A                 N/A              $10,775
Director                                                                                      (1 fund)

Dr. Wilson Nolen,                  $12,500               N/A                 N/A              $165,608
Director                                                                                    (17 funds*)

* This does not include membership on the Boards of funds which commenced operations in 1996.

Required Vote

     Election of each of the listed nominees for Director requires the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy. Your Fund's Directors recommend that stockholders vote in favor of each of the nominees.

       (2) RATIFICATION OR REJECTION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS


     At a meeting held on May 12, 1997, the Board of Directors of the Fund, including a majority of the Noninterested Directors, recommended to stockholders the selection of Price Waterhouse LLP to act as independent accountants for the Fund for the fiscal year ending September 30, 1997. Price Waterhouse LLP are independent accountants and have advised the Fund that they have no direct financial interest or material indirect financial interest in the Fund. One or more representatives of Price Waterhouse LLP are expected to be present at the Meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions posed by stockholders and management.

     The Fund's financial statements for the fiscal year ended September 30, 1996 were audited by Price Waterhouse LLP. In connection with its audit services, Price Waterhouse LLP reviewed the financial statements included in the Fund's semiannual and annual reports and its filings with the SEC.


Required Vote

     Ratification of the selection of independent accountants requires the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy. Your Fund's Directors recommend that stockholders ratify the selection of Price Waterhouse LLP as independent accountants.


    (3) APPROVAL OR DISAPPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION OF THE FUND CHANGING THE NAME OF THE FUND FROM THE FIRST IBERIAN FUND, INC. TO
                     SCUDDER SPAIN AND PORTUGAL FUND, INC.

     Article SECOND of the Fund's Articles of Incorporation (the "Articles") currently provides that the name of the Fund is The First Iberian Fund, Inc.

     At a meeting held on January 29, 1997, the Fund's Board of Directors approved and, at a meeting held on May 12, 1997, recommended to the stockholders the adoption of an amendment to the Articles which would change the name of the Fund to "Scudder Spain and Portugal Fund, Inc." The proposed amendment would be effectuated by amending Article SECOND of the Articles to read as follows:

     "The name of the corporation is Scudder Spain and Portugal Fund, Inc." (the "Corporation").

     The Board of Directors has determined that the proposed name would better define the Fund's geographic investment location than the current name of the Fund. At the meeting held on January 29, 1997, the Board of Directors also approved the delisting of the Fund from the American Stock Exchange and the listing of the Fund on the New York Stock Exchange (NYSE).

     If approved by stockholders, it is currently anticipated that the change in name of the Fund will become effective upon the filing of appropriate documents in Maryland, and will be coordinated with the commencement of the Fund's listing on the NYSE.

     The Board of Directors and Management of the Fund have determined that listing the Fund's shares of common stock on the NYSE may provide potential benefits to the Fund and Fund stockholders, including increased market visibility and increased exposure of the Fund among the financial community, and a potential for increased trading volume for Fund shares, which, if realized, could provide increased liquidity and a decrease in the discount in the market price of Fund shares as compared to its net asset value per share. There can be no assurance, however, that any of these potential benefits will be realized, or that any further action will be taken by the Board of Directors and Fund Management to realize any such benefits.

Required Vote

     The affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock of the Fund is required for the adoption of the proposed amendment. Your Fund's Directors recommend a vote FOR the proposal.

Investment Manager


     Scudder, the Fund's Investment Manager, is a Delaware corporation. Daniel Pierce* is the Chairman of the Board of Scudder. Edmond D. Villani# is the President and Chief Executive Officer of Scudder. Stephen R. Beckwith#, Lynn S. Birdsong#, Nicholas Bratt#, E. Michael Brown*, Mark S. Casady*, Linda C. Coughlin*, Margaret D. Hadzima*, Jerard K. Hartman#, Richard A. Holt@, John T. Packard+, Kathryn L. Quirk#, Cornelia M. Small# and Stephen A. Wohler* are the other members of the Board of Directors of Scudder. The principal occupation of each of the above named individuals is serving as a Managing Director of Scudder.


     All of the outstanding voting and nonvoting securities of Scudder are held of record by Stephen R. Beckwith, Juris Padegs, Daniel Pierce, and Edmond D. Villani in their capacity as the representatives (the "Representatives") of the beneficial owners of such securities, pursuant to a Security Holders' Agreement among Scudder, the beneficial owners of securities of Scudder and the Representatives. Pursuant to the Security Holders' Agreement, the Representatives have the right to reallocate shares among the beneficial owners from time to time. Such reallocation will be at net book value in cash transactions. All Managing Directors of Scudder own voting and nonvoting stock and all Principals own nonvoting stock.

Brokerage Commissions on Portfolio Transactions

     To the maximum extent feasible, Scudder places orders for portfolio transactions through Scudder Investor Services, Inc. (the "Distributor") (a corporation registered as a broker/dealer and a subsidiary of Scudder), which in turn places orders on behalf of the Fund with issuers, underwriters or other brokers and dealers. The Distributor receives no commissions, fees or other remuneration from the Fund for this service. Allocation of portfolio transactions is supervised by Scudder.

Other Matters

     The Board of Directors does not know of any matters to be brought before the Meeting other than those mentioned in this Proxy Statement. The appointed proxies will vote on any other business that properly comes before the Meeting or any adjournments thereof in accordance with their best judgment.

Miscellaneous


     Proxies will be solicited by mail and may be solicited in person or by telephone or facsimile by Officers of the Fund or personnel of Scudder. The Fund has retained Corporate Investor Communications, Inc., 111 Commerce Road, Carlstadt, New Jersey 07072-2586 to assist in the proxy solicitation. The cost of their services is estimated at $4,500. The expenses connected with the solicitation of the proxies and with any further proxies which may be solicited by the Fund's Officers or Corporate Investor Communications, Inc., in person, by telephone or by facsimile will be borne by the Fund. The Fund will reimburse banks, brokers and other persons holding the Fund's shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.


---------------------------
*  Two International Place, Boston, Massachusetts
#  345 Park Avenue, New York, New York
+  101 California Street, San Francisco, California
@  Two Prudential Plaza, 180 North Stetson, Suite 5400, Chicago, Illinois

     In the event that sufficient votes in favor of any proposal set forth in the Notice of Meeting are not received by July 23, 1997, the persons named as appointed proxies on the enclosed proxy card may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as appointed proxies on the enclosed proxy card will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.


Stockholder Proposals


     Any proposal by a stockholder of the Fund intended to be presented at the 1998 meeting of stockholders of the Fund must be received by Thomas F. McDonough, Secretary of the Fund, c/o Scudder, Stevens & Clark, Inc., at 345 Park Avenue, New York, New York 10154, not later than February 12, 1998.


By order of the Board of Directors,

Thomas F. McDonough
Secretary

345 Park Avenue
New York, New York 10154

June 11, 1997

                                                            Preliminary Copy


    PROXY                   THE FIRST IBERIAN FUND, INC.                PROXY
            THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTOR


                  Annual Meeting of Stockholders -- July 23, 1997

      The undersigned hereby appoints Paul Elmlinger, Daniel Pierce and Wilson Nolen, each with the power of substitution, as proxies for the undersigned, to vote all shares of The First Iberian Fund, Inc. (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at the offices of Scudder, Stevens & Clark, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on Wednesday, July 23, 1997 at 11:30 a.m., Eastern time, and at any adjournments thereof.



   Unless otherwise specified in the squares provided, the undersigned's vote will be cast "FOR" each numbered item listed below.

   1.  The election of Directors;
       FOR all nominees listed below                             WITHHOLD AUTHORITY
       (except as marked to the contrary below) /_/              to vote for all nominees listed below /_/


Nominees: Paul Elmlinger and Dr. Wilson Nolen


(INSTRUCTION To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

   2.  Ratification of the selection of Price
       Waterhouse LLP as independent accountants;      FOR /_/    AGAINST /_/    ABSTAIN /_/


   3.  Approval of an  amendment to the  Articles
       of Incorporation  of the Fund changing the
       name  of  the  Fund  to  Scudder Spain and
       Portugal Fund, Inc.                             FOR /_/    AGAINST /_/    ABSTAIN /_/


       The Proxies are authorized to vote upon such other business as may properly come before the Meeting.



                  MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT       /_/

                  PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE
                                  NO POSTAGE IS REQUIRED

     Please sign exactly as your name or          Signature:                      Date:
names appear.  When signing as attorney,                    ------------------         ---------------
executor,  administrator,  t  rustee  or
guardian, please give your full title as          Signature:                      Date:
such.                                                       ------------------         ---------------
